Exhibit 99.1
                                                                   ------------

For Immediate Release               Contact:         Geltzer & Company, Inc.
---------------------                                Harry Schmitz
                                                     Roger Greene
                                                     212-575-1976
                                                     212-245-2145 fax
                                                     hschmitz@geltzerpr.com
                                                     rgreene@geltzerpr.com



                      SMARTSERV ONLINE COMPLETES FINANCING

                       CHASE H&Q SERVES AS PLACEMENT AGENT
                      ON INITIAL PRIVATE ROUND OF FINANCING

NEW YORK, NY (MAY 16, 2000) - SmartServ Online (OTC BB: SSOL), a leading Web and wireless application services provider, today announced the completion of a

$17.5 million equity financing through Chase H&Q. The investors in this initial round are TecCapital, Ltd., Conseco Capital Management and The Abernathy Group.



         "We are extremely pleased to announce the completion of this private round," said Sam Cassetta, Chairman and Chief Executive Officer of SmartServ.

"This financing will help to maintain our forward momentum as a leading global provider of Web and wireless transaction services. In addition to their financial investment, these investors will act as true strategic partners and bring to SmartServ significant international exposure toward creating new and exciting business opportunities."

                                     -more-

                             ABOUT SMARTSERV ONLINE

         SmartServ Online is a leading application services provider offering complete systems to extend financial and e-commerce businesses to the Web and wireless marketplace. The world class "SmartServ" platform today offers a secure, scalable and reliable environment for application hosting and industrial-strength transaction order routing services. All applications developed and hosted by SmartServ Online are accessible from a vast array of Web and wireless interactive appliances, including desktop PCs, Internet-ready wireless handsets, Palm and Windows CE devices.


         SmartServ's Alliance Program members consist of leading technology,

consulting and content provider companies. SmartServ is an established member of the WAP Forum and aims to remain at the forefront of new mobile technologies such as Bluetooth and Epoc. Visit the Company's Web site at www.smartserv.com for more information.


                                      # # #

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This news release may contain forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time-to-time by the Company are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, and are not limited to, potential fluctuations in quarterly results, the size and timing of awards and performances on contracts, dependence on large contracts and a limited number of customers, dependence on wireless and/or internet networks of third-parties for certain products and services, lengthy sales and implementation cycles, changes in management estimates incident to accounting for contracts, availability and cost of key components, market acceptance of new or enhanced products and services, proprietary technology and changing technology, competitive conditions, system performance, management of growth, the risk that the Company's current and future products and services may contain errors or be affected by technical problems that would be difficult and costly to detect and correct, dependence on key personnel and general economic and political conditions and other factors affecting spending by customers, and other risks described in the Company's filings with the Securities and Exchange Commission.

051500